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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2005

                                 ______________

                           ILINC COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                       1-13725                 76-0545043
          --------                       -------                 ----------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
of Incorporation or Organization)        Number)             Identification No.)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
---------------------------------------------------                 -----
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (602) 952-1200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 ______________


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 19, 2005, the Company executed a definitive agreement to issue 96,154 unregistered shares of its common stock, par value $0.001, in a private transaction that was exempt from registration under Section 4(2) of the Securities Act of 1933, to an investor who was a holder of the Company's 12% convertible redeemable subordinated note. The stock was issued in exchange for the note with a principal balance of $25,000. The note had been issued in March of 2002 as a part of a private placement, and under its terms, principal was due in 2012, with interest payable quarterly at the rate of 12% until maturity. The note was exchanged for common stock using the fixed price of $0.26 per share.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iLINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer
Date:  August 25, 2005